XZERES WIND EXPECTS INCREASED REVENUES FOR ITS THIRD QUARTER 2010

WILSONVILLE, OR, -- (Marketwire – 11/30/2010) - XZERES Wind Corp.  (OTCBB:  XWND - News)  designer, developer and producer of distributed generation, wind power systems for the small wind (2.5kW-100kW) market,  announced today that it expects its third quarter 2010 revenues to expand over 30% sequentially as compared to the Company’s previous (second) quarter.  These preliminary, expected results reflect the initial demand and increased market awareness for our small wind power systems, as well as the beginning of the launch of our ‘Buy Direct’ program, an additional sales channel for the Company, directly providing a genuine turnkey solution for customers seeking to purchase the XZERES 442 10kW and XZERES 110 2.5kW or their equivalent marine units.  XZERES has not previously provided guidance for quarterly revenues.

“Preliminary results for our third quarter are very encouraging, after acquiring the assets, assembling the entire Company and introducing the XZERES small wind power systems to the market, only 6 short months ago,” commented Frank Greco, CEO of XZERES.  “We continue to aggressively develop all aspects of our business as we pursue to our goal to become a global, renewable energy solutions provider.   We’re pleased with the current sales momentum as we head into our fourth fiscal quarter and expect contributions from our global sales efforts underway in markets such as the U.K. and Australia.”

XZERES expects to report financial and operating results for the third quarter ended November 30, 2010, on or before January 14, 2011.

For more information about XZERES Wind Corp. or any of its products, please visit www.xzeres.com

About XZERES Wind Corp.:

XZERES Wind Corp designs, develops, manufactures and markets distributed generation, wind power systems for the small wind (2.5kW-100kW) market. Our grid connected and off grid wind turbine systems, which consist of our 2.5kW and 10 kW devices and related equipment, are utilized for electrical power generation for applications and markets such as residential, micro-grid based rural electrification, agricultural, small business, rural electric utility systems, as well as other private, corporate infrastructure and government applications. Our wind power systems are focused on distributed energy, where a specific machine's energy output is largely or entirely used on-site where the equipment is installed, as well as grid connected applications. While many of our customers take advantage of their local net-metering rules within the United States and Feed In Tariffs that are often available in Europe and Internationally (to sell power back to the grid), our wind power systems are not dependent on transmission needs to carry the energy produced to another location. For more information please see the Company's web site at www.xzeres.com

Forward Looking Statements and Safe Harbor Statement:

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. XZERES Wind Corp claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.   These "Forward-looking statements" are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our  business and the markets in which we operate. These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", "forecasts", "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as new business models, new products, product enhancements, new technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. Management cautions that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, regulatory and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a)new business models may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse effects relating to the Company's business; (b) the challenge of compensating and retaining key employees; (c) the impact on the Company and our customers from the current domestic and international economic, geo-political and financial market conditions; (d) the success of our new products and new business models in achieving their expected benefits; (e) to perform as expected without material defects; (f) to be qualified and accepted by our customers, (g) to successfully compete with products, systems, technologies and services offered by our competitors; (h) we may not be successful in undertaking the steps currently planned in order to further develop the business; and (i) other risks and uncertainties described in our filings with the Securities and Exchange Commission.

Neither XZERES Wind Corp. management nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission that are available on the SEC's web site located at www.sec.gov. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.